UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): June 17, 2010

NEUROCRINE BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-22705	33-0525145
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

12780 El Camino Real, San Diego, California	92130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 617-7600

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 17, 2010, Neurocrine Biosciences Inc. (the “Company”) entered into a collaboration agreement with Boehringer Ingelheim International GmbH (“Boehringer”) for the worldwide research, development and commercialization of small molecule GPR119 agonists for the treatment of Type II diabetes and other indications. A press release announcing the collaboration is attached to this report as Exhibit 99.1 and incorporated herein by reference.

Under the terms of the agreement, the Company and Boehringer will work jointly to identify and advance GPR119 agonist candidates into pre-clinical development. Boehringer will then responsible for the global development and commercialization of potential GPR119 agonist products.

The Company will receive a $10 million upfront payment, research funding to support discovery efforts and is eligible to receive up to $225 million in milestone payments based on the achievement of development, regulatory and commercial goals as well as royalty payments on any future product sales from Boehringer.

This Current Report on Form 8-K and the press release referred to herein contain forward-looking statements that involve a number of risks and uncertainties. Among the factors that could cause actual results to differ materially from those indicated in the forward looking statements are risks and uncertainties associated with or arising out of the Company’s drug discovery, pre-clinical and clinical development of products and specifically risk that the GPR119 agonist program may not generate any development candidates that lead to clinical testing or commercial products; risk that GPR119 agonist compounds will not prove efficacious for the treatment of type II diabetes; risk relating to the Company’s reliance on its collaborator for GPR119 agonist product development and commercialization; risk that the Company could fail to meet its obligations under the GPR119 agonist program collaboration agreement which would cause it to forfeit certain rights and/or reduce future product payments; uncertainties relating to patent protection for GPR119 agonist compounds and intellectual property rights of third parties in the GPR119 agonist field; impact of competitive products and technological changes that may limit demand for the Company’s products; the availability of capital and cost of capital; and other material risks. A more complete description of these and other risks can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2010. The Company undertakes no obligation to update forward looking statements after the date hereof.

A copy of the collaboration agreement between the Company and Boehringer will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending June 30, 2010.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) EXHIBITS.

Exhibit Number	Description of Exhibit

99.1	Press Release dated June 17, 2010

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 17, 2010	NEUROCRINE BIOSCIENCES, INC.

/s/ TIMOTHY P. COUGHLIN
Timothy P. Coughlin
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release dated June 17, 2010